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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2002

CONSOLIDATED CONTAINER COMPANY LLC
(Exact name of registrant specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	333-88157 (Commission File Number)	75-2825338 (I.R.S. Employer Identification No.)

3101 Towercreek Parkway, Suite 300 Atlanta, GA 30339
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (678) 742-4600

ITEM 5. OTHER EVENTS

On June 20, 2002, Consolidated Container Company LLC issued a press release attached hereto as Exhibit 99 regarding compliance with a covenant to the Company's credit agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

  (a)
  Not Applicable.

  (b)
  Not Applicable.

  (c)
  Exhibits.

        The exhibit listed below and in the accompanying Exhibit Index is filed as part of this Current Report on Form 8-K.

EXHIBIT NO.	TITLE
99	Press Release of Consolidated Container Company LLC issued June 20, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CONTAINER COMPANY LLC
	By:	/s/ Tyler L. Woolson
		Name:	Tyler L. Woolson
		Title:	Chief Financial Officer

Date: June 20, 2002

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release of Consolidated Container Company LLC issued June 20, 2002.

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  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
  SIGNATURES
EXHIBIT INDEX